Exhibit 99.1

SUNTERRA CORPORATION

REPORTS STRONG

EARNINGS GROWTH

FOR FISCAL 2003

LAS VEGAS, March 15, 2004/PR Newswire-FirstCall — Sunterra Corporation (NASDAQ NM: SNRR):

Sunterra Corporation (“Sunterra” or the “Company”) reported adjusted net income of $2,387,000 for the year ended December 31, 2003, compared to an adjusted net loss of ($59,012,000) in the prior year. Revenues from Vacation Interests increased by over 17% to $216,279,000 from $184,681,000 in 2002. The Company also reported an 80% increase in adjusted EBITDA to $50,489,000 from $28,082,000 last year.

Adjusted net income and adjusted EBITDA exclude a $91,586,000 charge from impairment of reorganization goodwill recorded in the fourth quarter 2003, and the prior year excludes $366,674,000 of bankruptcy-related gains and settlements.

Sunterra’s President and Chief Executive Officer, Nicholas J. Benson, said: “These figures are an unequivocal signal that Sunterra’s business is gathering significant momentum. Our fourth quarter results were considerably stronger than we had anticipated and despite the effects of seasonality, we delivered higher levels of adjusted EBITDA than in any single quarter in 2000, 2001 or 2002.”

“The Company is now beginning to reap the benefits of our strategic restructuring plan and the financial and operating disciplines we have imposed. Equally important to the results has been the dedication and support from our excellent team of 5,000 staff worldwide, whose commitment to Sunterra and our owners has enabled us to bring the Company to where it is today. Our prospects have not been this bright for many years –we believe that we are remarkably well positioned to deliver sustained and substantial earnings growth.”

INVESTOR CONFERENCE CALL

Sunterra’s management will host a conference call on Tuesday, March 16, 2003, at 11:00 a.m. (EST). Investors may access the call live by dialing 1-(888) 428-4471, and noting Conference ID # 722941. For interested parties not able to participate in the live call, a replay option will be available for a limited time at 1-800-475-6701, using the Conference ID number 722941.

RECLASSIFICATIONS

In an effort to make our financial statements as transparent and meaningful as possible, the Company initiated a number of reclassifications within the statements of operations. The Company has produced historical quarterly consolidated statements of operations under the 2003 presentation format, which are attached and presented as Table 7. All of the financial information included in the Company’s Annual Report on Form 10-K has been presented in this new format.

NON-GAAP FINANCIAL MEASURES

All references in this release and attachments to “adjusted EBITDA” and “adjusted net income (loss)” are references to non-GAAP financial measures, as defined under SEC rules. Management believes that the use of these measures allows investors and management to analyze and compare the Company’s performance in a more meaningful and consistent manner. See the attached tables 5 and 6, respectively, for a reconciliation of adjusted EBITDA and adjusted net income (loss) to the most directly comparable GAAP measure.

***

Sunterra is one of the world’s largest vacation ownership companies with over 340,000 owner member families and more than 90 affiliated resort locations throughout the continental United States and Hawaii, Canada, Europe, the Caribbean and Mexico.

***

Statements about future results made in this release, and the statements attached hereto, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially include those specified in the Company’s Annual Report on Form 10-K under the heading “Risk Factors.”

INVESTOR CONTACT:
Bryan D. Coy
702-304-7005
investorrelations@sunterra.com

Table 1

Sunterra Corporation and Subsidiaries

SUMMARY DATA SHEET

(Amounts in thousands, except share data)

Income Statement Items

	Fourth Quarter
	2003	2002	$ Change	% Change
Vacation Interest revenues	$55,589	$47,659	$7,930	16.6%
Total revenues	77,136	69,124	8,012	11.6%
Adjusted EBITDA (A)	13,399	11,658	1,741	14.9%
Impairment of reorganization goodwill	91,586	—	91,586	*
Net loss	(91,981)	(6,602)	(85,379)	*
Adjusted net loss (B)	$(395)	$(6,602)	6,207	94.0%
Common shares outstanding	20,000	20,000	*	*
Adjusted EBITDA per share	$0.67	$0.58	0.09	15.5%
Net loss per share	(4.60)	(0.33)	(4.27)	*
Adjusted net loss per share	(0.02)	(0.33)	0.31	93.9%

	Full Year
	2003	2002 (C)	$ Change	% Change
Vacation Interest revenues	$216,279	$184,681	$31,598	17.1%
Total revenues	308,261	283,912	24,349	8.6%
Adjusted EBITDA (A)	50,489	28,082	22,407	79.8%
Fresh start adjustments and settlements of debt	—	366,674	(366,674)	*
Impairment of reorganization goodwill	91,586	—	91,586	*
Net (loss) income	(89,199)	307,662	(396,861)	*
Adjusted net income (loss) (B)	$2,387	$(59,012)	$61,399	104.0%
Common shares outstanding	20,000	20,000	*	*
Adjusted EBITDA per share	$2.52	$1.40	$1.12	80.0%
Net loss per share	(4.46)	*	*	*
Adjusted net income per share	0.12	*	*	*

Balance Sheet Items as of December 31,

	2003	2002
Unrestricted cash and cash equivalents	21,305	22,960
Mortgages and contracts receivable, net	182,822	180,588
Unsold Vacation Interests	136,599	133,676
Reorganization goodwill	61,616	154,039

Borrowings on line of credit agreements	245,725	240,065
Accrued liabilities	95,955	85,635
Deferred revenues	94,822	99,667
Stockholders equity	$203,578	$284,326

Cash Flow Items

Net cash provided by operating activities	$17,907	$10,151
Net cash used in investing activities	(21,830)	(14,397)
Net cash provided by (used in) financing activities	951	(2,155)

Cash paid for interest, net of capitalized interest	15,588	29,743
Cash paid for income taxes, net of refunds	4,901	1,094

*	Not meaningful
(A)	See table 5 for the underlying reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.
(B)	See table 6 for the underlying reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.
(C)	The 2002 period represents the combined results of operations for the seven months ended July 31, 2002 (Predecessor) and the five months ended December 31, 2002 (Successor) for the purposes of this presentation.

Table 2

Sunterra Corporation and Subsidiaries

Statements of Operations

(Amounts in thousands, except share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
REVENUES

Vacation Interest	$55,589	$47,659	$216,279	$184,681
Resort rental	1,717	2,903	11,021	15,570
Management services	7,188	6,035	30,433	29,167
Interest	6,478	7,766	26,421	30,581
Other	6,164	4,761	24,107	23,913

Total revenues	77,136	69,124	308,261	283,912

COSTS AND OPERATING EXPENSES

Vacation Interest cost of sales	10,753	7,330	40,464	36,967
Advertising, sales and marketing	30,617	28,183	119,017	110,536
Vacation Interest carrying costs	2,878	3,672	17,481	18,848
Provision for doubtful accounts and loan losses	1,302	570	5,638	7,310
Loan portfolio	2,431	3,082	10,052	12,835
General and administrative	17,557	16,746	70,643	75,415
Depreciation and amortization	3,144	3,190	11,549	12,971
Interest	7,780	5,931	26,309	19,036
Reorganization, net	45	2,483	(619)	(325,235)
Restructuring	266	3,858	1,274	6,099
Impairment of reorganization value	91,586	—	91,586	—
Impairment of assets	897	—	2,297	—

Total costs and operating expenses	169,256	75,045	395,691	(25,218)

Income (loss) from operations	(92,120)	(5,921)	(87,430)	309,130

Income from investments in joint ventures	865	870	3,340	4,485

Income (loss) before provision for income taxes	(91,255)	(5,051)	(84,090)	313,615

Provision for income taxes	726	1,551	5,109	5,953

Net (loss) income	$(91,981)	$(6,602)	$(89,199)	$307,662

Loss per share:

Basic and diluted	$(4.60)	$(0.33)	$(4.46)

Weighted-average number of common shares outstanding	20,000	20,000	20,000

Table 3

Sunterra Corporation and Subsidiaries

Balance Sheets

(amounts in thousands)

	As of December 31,
	2003	2002
ASSETS
Cash and cash equivalents	$21,305	$22,960
Cash in escrow and restricted cash	63,266	50,999
Mortgages and contracts receivable, net	182,822	180,588
Retained interests in mortgages receivable sold	19,637	18,089
Due from related parties	4,514	1,840
Other receivables, net	19,644	19,754
Prepaid expenses and other assets	37,660	36,333
Assets held for sale	11,953	14,038
Investment in joint ventures	20,702	30,503
Unsold Vacation Interests, net	136,599	133,676
Property and equipment, net	73,140	69,162
Reorganization value in excess of identifiable assets	61,616	154,039
Intangible and other assets, net	1,195	272

Total assets	$654,053	$732,253

LIABILITIES AND STOCKHOLDERS’ EQUITY
Borrowings under line of credit agreements	$245,725	$240,065
Accounts payable	7,056	12,502
Accrued liabilities	95,955	85,635
Income taxes payable	3,716	5,922
Deferred revenue .	94,822	99,667
Notes payable	3,201	4,136

Total liabilities	450,475	447,927
Stockholders’ Equity
Common stock	$185	$180
Additional paid-in capital	296,709	296,714
Accumulated deficit	(103,522)	(14,323)
Accumulated other comprehensive income	10,206	1,755

Total stockholders’ equity	203,578	284,326

Total liabilities and stockholders’ equity	$654,053	$732,253

Table 4

Sunterra Corporation and Subsidiaries

Statements of Cash Flows

(Amounts in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
Operating activities:
Net (loss) income	$(91,981)	$(6,602)	$(89,199)	$307,662
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	3,144	3,190	11,549	12,971
Provision for doubtful accounts and loan losses	1,302	570	5,638	7,310
Amortization of capitalized financing costs, deferred loan and contract origination costs and other	4,365	2,453	13,648	5,933
(Income) loss on investment in joint ventures	(865)	(870)	(3,340)	(4,485)
Gain on sales of property and equipment	(79)	(46)	(760)	(4,221)
Gain on settlement of debt	—	—	—	(34,563)
Gain on cancellation of debt	—	—	—	(232,696)
Fresh start adjustments	—	—	—	(112,742)
Impairment of reorganization goodwill	91,586	—	91,586	—
Impairment of assets	897	—	2,297	—
Deferred income taxes	22	—	—	(523)
Changes in retained interests in mortgages receivable sold	(574)	(739)	(1,548)	(2,279)
Changes in operating assets and liabilities:
Cash in escrow and restricted cash	(12,954)	(5,887)	(7,650)	50,572
Mortgages and contracts receivable	(4,229)	(9,555)	(6,485)	692
Due from related parties	1,236	3,446	(2,671)	8,105
Other receivables, net	7,048	(6,271)	2,691	(5,444)
Prepaid expenses and other assets	—	2,053	(7,801)	(5,575)
Unsold Vacation Interests	2,774	26,944	18,313	19,100
Liabilities not subject to compromise:
Accounts payable	(1,526)	2,424	(5,743)	(1,887)
Accrued liabilities	5,360	(10,056)	1,919	(12,580)
Income taxes payable	2,083	3,517	174	4,496
Deferred revenue	(2,008)	4,402	(4,711)	12,348
Liabilities subject to compromise	—	—	—	(2,043)

Net cash provided by operating activities	5,601	8,973	17,907	10,151

Investing activities:
Investments in joint ventures	1,113	253	13,141	1,247
Capital expenditures	(2,769)	(1,761)	(8,492)	(17,242)
Change in intangible and other assets	628	(15,193)	(433)	(5,714)
Purchase of Epic Resort Group assets	(26,316)	—	(26,316)	—
Proceeds from sale of assets	—	77	270	7,312

Net cash used in investing activities	(27,344)	(16,624)	(21,830)	(14,397)

Financing activities:
Borrowings under line of credit and financing agreements	26,250	36,188	37,254	341,960
Payments of debt issuance costs	—	(176)	(4,500)	(9,112)
Proceeds from issuance of notes payable	220	—	7,409	5,809
Payment of accrued interest in settlement of pre-petition debt	—	—	—	(15,058)
Payments on debtor-in-possession financing agreements	—	—	—	(170,206)
Payments on notes payable and mortgage-backed securities	(1,659)	(16,913)	(7,618)	(33,638)
Payments on credit line facilities	(7,535)	(10,986)	(31,594)	(121,910)

Net cash provided by (used in) financing activities	17,276	8,113	951	(2,155)

Effect of exchange rates on cash and cash equivalents	523	796	1,317	2,154

Net (decrease) increase in cash and cash equivalents	(3,944)	1,258	(1,655)	(4,247)

Cash and cash equivalents, beginning of period	25,249	21,702	22,960	27,207

Cash and cash equivalents, end of period	$21,305	$22,960	$21,305	$22,960

Table 5

Sunterra Corporation and Subsidiaries

Reconciliation of Adjusted EBITDA to Net (Loss) Income

(amounts in thousands)

	THREE MONTHS ENDED
	12/31/03	12/31/02
Net loss	$(91,981)	$(6,602)

Interest expense, including amortization of deferred financing fees	7,780	5,931
Provision for income taxes	726	1,551
Depreciation and amortization of fixed assets	3,144	3,190
Amortization of capitalized loan origination costs and portfolio premium	1,015	1,247
Reorganization expenses, net	45	2,483
Restructuring expenses, net	266	3,858
Gains on dispositions of property and equipment	(79)	—
Impairments of reorganization goodwill	91,586 [1]	—
Impairments of assets	897	—

ADJUSTED EBITDA	$13,399	$11,658

	TWELVE MONTHS ENDED
	12/31/03	12/31/02
Net (loss) income	$(89,199)	$307,662

Interest expense, including amortization of deferred financing fees	26,309	19,036
Provision for income taxes	5,109	5,953
Depreciation and amortization of fixed assets	11,549	12,971
Amortization of capitalized loan origination costs and portfolio premium	2,872	1,772
Reorganization expenses, net	(619)	(325,235)
Restructuring expenses, net	1,274	6,099
Gains on dispositions of property and equipment	(689)	(176)
Impairments of reorganization goodwill	91,586 [1]	—
Impairments of assets	2,297	—

ADJUSTED EBITDA	$50,489	$28,082

[1]	As required by accounting principles generally accepted in the United States, the Company performed an evaluation of the reorganization value in excess of identifiable assets-goodwill, in the fourth quarter of 2003. Using both discounted cash flow and market value approaches, the Company estimated that the Domestic reporting unit goodwill was impaired and recorded a non-cash charge of $91.6 million.

Table 6

Sunterra Corporation and Subsidiaries

Reconciliation of Net (Loss) Income to Adjusted Net Income (Loss)

(amounts in thousands)

	Three Months Ended
	12/31/2003	12/31/2002
Net loss	$(91,981)	$(6,602)

Impairment of reorganization goodwill	91,586[1]	—

Adjusted net loss	$(395)	$(6,602)

	Successor	Combined Successor & Predecessor	Successor	Predecessor
	Twelve Months Ended		Five Months Ended	Seven Months Ended
	12/31/2003	12/31/2002	12/31/2002	7/31/2002
Net income (loss)	$(89,199)	$307,662	$(14,323)	$321,985

Gain on cancellation of pre-petition liabilities	—	(232,696)[2]	—	(232,696)
Gain on settlement of debt	—	(21,236)[2]	—	(21,236)
Fresh Start Adjustments	—	(112,742)[2]	—	(112,742)
Impairment of reorganization goodwill	91,586[1]	—	—	—

Adjusted net income (loss)	$2,387	$(59,012)	$(14,323)	$(44,689)

[1]	As required by accounting principles generally accepted in the United States, the Company performed an evaluation of the reorganization value in excess of identifiable assets-goodwill, in the fourth quarter of 2003. Using both discounted cash flow and market value approaches, the Company estimated that the Domestic reporting unit goodwill was impaired and recorded a non-cash charge of $91.6 million.
[2]	In conjunction with the Company’s emergence from Chapter 11 in July 2002, we adopted fresh start accounting, and thereby recorded substantial, non-cash gains from the cancellation or settlement of debt and from fresh start (fair value) adjustments.

Table 7

Sunterra Corporation and Subsidiaries

Quarterly Statements of Operations, reclassified in 2003 Presentation Format

(Amounts in thousands)

(page 1 of 3)

	Three Months Ended
	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Revenues:
Vacation Interest	$55,589	$63,794	$55,754	$41,142
Resort rental	1,717	2,074	3,717	3,513
Management services	7,188	8,776	7,138	7,331
Interest	6,478	6,674	6,780	6,489
Other	6,164	5,519	6,598	5,826

Total revenues	77,136	86,837	79,987	64,301

Costs and Operating Expenses:
Vacation Interest cost of sales	10,753	11,839	10,169	7,703
Advertising, sales and marketing	30,617	31,776	30,482	26,142
Inventory carrying cost	2,878	4,840	5,467	4,296
Provision for doubtful accounts and loan losses	1,302	2,358	1,196	782
Loan portfolio	2,431	2,537	2,265	2,819
General and administrative	17,557	17,746	16,082	19,258
Depreciation and amortization	3,144	2,745	2,688	2,972
Interest	7,780	6,875	5,694	5,960
Reorganization, net	45	(497)	(511)	344
Restructuring	266	17	136	855
Impairment of reorganization goodwill	91,586	—	—	—
Impairment of assets	897	1,400	—	—

Total costs and operating expenses	169,256	81,636	73,668	71,131
Income from investments in joint ventures	865	1,068	593	814

Income (loss) before provision for income taxes	(91,255)	6,269	6,912	(6,016)
Provision for income taxes	726	1,991	1,728	664

Net (loss) income	$(91,981)	$4,278	$5,184	$(6,680)

Table 7

Sunterra Corporation and Subsidiaries

Quarterly Statements of Operations, reclassified in 2003 Presentation Format

(Amounts in thousands)

(page 2 of 3)

	Three Months Ended
	12/31/2002	9/30/2002	6/30/2002	3/31/2002
Revenues:
Vacation Interest	$47,659	$54,854	$46,691	$35,477
Resort rental	2,903	4,072	4,276	4,319
Management services	6,035	7,796	7,938	7,398
Interest	7,766	7,749	7,779	7,287
Other	4,761	7,350	6,830	4,972

Total revenues	69,124	81,821	73,514	59,453

Costs and Operating Expenses:
Vacation Interest cost of sales	7,330	12,075	9,692	7,870
Advertising, sales and marketing	28,183	31,597	28,853	21,903
Inventory carrying cost	3,672	6,254	3,801	5,121
Provision for doubtful accounts and loan losses	570	3,151	1,807	1,782
Loan portfolio	3,082	3,448	3,234	3,071
General and administrative	16,746	21,282	19,139	18,248
Depreciation and amortization	3,190	2,919	3,453	3,409
Interest	5,931	4,969	3,655	4,481
Reorganization, net	2,483	(333,131)	12,371	(6,958)
Restructuring	3,858	1,576	665	—

Total costs and operating expenses	75,045	(245,860)	86,670	58,927

Income from investments in joint ventures	870	1,445	1,294	876

Income (loss) before provision for income taxes	(5,051)	329,126	(11,862)	1,402

Provision for income taxes	1,551	1,796	2,096	510

Net (loss) income	$(6,602)	$327,330	$(13,958)	$892

Table 7

Sunterra Corporation and Subsidiaries

Quarterly Statements of Operations, reclassified in 2003 Presentation Format

(Amounts in thousands)

(page 3 of 3)

	Three Months Ended
	12/31/2001	9/30/2001	6/30/2001	3/31/2001
Revenues:
Vacation Interest	$41,049	$44,271	$42,086	$40,530
Resort rental	3,077	3,367	3,745	4,170
Management services	8,257	7,568	7,346	8,369
Interest	8,150	7,476	8,147	7,800
Other	7,462	7,668	8,179	5,808

Total revenues	67,995	70,350	69,503	66,677

Costs and Operating Expenses:
Vacation Interest cost of sales	8,306	9,364	8,068	8,537
Advertising, sales and marketing	24,760	26,605	24,921	23,891
Inventory carrying cost	5,914	4,767	5,515	4,312
Provision for doubtful accounts and loan losses	7,120	4,491	3,359	3,775
Loan portfolio	2,906	2,647	2,682	2,182
General and administrative	20,545	19,884	17,781	15,054
Depreciation and amortization	4,147	5,699	4,339	4,330
Interest	4,530	5,674	6,165	4,108
Reorganization, net	20,729	11,707	10,563	7,351

Total costs and operating expenses	98,957	90,838	83,393	73,540

Income from investments in joint ventures	532	965	920	964

Loss before provision for income taxes	(30,430)	(19,523)	(12,970)	(5,899)

Provision (benefit) for income taxes	2,233	(465)	1,048	(99)

Net loss	$(32,663)	$(19,058)	$(14,018)	$(5,800)